Lumibird Medical Acquisition Expanding IPG Medical Platform June 30, 2026 By phone 877-407-6184 in the US or 201-389-0877 internationally A live webcast of the call will be available and archived on the investor relations section of the Company's website at investor.ipgphotonics.com Conference Call on July 17, 2026 8:00 am ET

© 2026 IPG Photonics Forward-looking Statements 2 This presentation contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the proposed acquisition of Lumibird Medical, the anticipated timing and completion of the transaction, the expected benefits of the transaction, including anticipated financial and strategic benefits, and the Company's future performance, plans and opportunities. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including risks relating to completion of the information and consultation process with Lumibird Medical's works council, execution of definitive transaction agreements, receipt of required regulatory approvals, satisfaction of customary closing conditions, the ability to successfully integrate Lumibird Medical and realize anticipated benefits, and the other risks described in IPG's Annual Report on Form 10-K and other filings with the SEC. There can be no assurance that the proposed transaction will be completed on the anticipated timeline or at all. Forward- looking statements speak only as of the date of this presentation, and IPG undertakes no obligation to update them except as required by law. Readers are encouraged to refer to the risk factors described in the Company’s Annual Report on Form 10-K and its periodic reports filed with the SEC, as applicable. Actual results, events and performance may differ materially. Readers are cautioned not to rely on the forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

© 2026 IPG Photonics Accelerates IPG’s strategic evolution Expands the Advanced Solutions portfolio into higher-growth and higher-margin, medical markets with durable demand Delivers financial benefits Adds a high-margin business that is expected to be accretive to margins, EBITDA, and adjusted EPS Key Messages 3 Acquiring Lumibird Medical to Expand Medical Laser Growth Platform Creates a scaled medical laser platform Establishes leadership in Ophthalmology laser treatment and diagnostic systems, complementing IPG’s growth in Urology and increasing addressable market by approximately $1 billion Expands long-term value creation opportunities Leverages IPG's laser, photonics and applications expertise to drive innovation and broaden commercial reach

© 2026 IPG Photonics 4 Acquisition Advances IPG’s Strategic Goals Executing focused strategy for sustained value creation Growing profitably to maximize stakeholder value Sustained Value Creation Growth strategy supported by operational excellence and self-sustaining Innovation Engine One-IPG Operating Model Transforming into an organization positioned for maximizing growth and profit opportunities ahead Strategic Growth Initiatives Building upon our strong foundation in Industrial Solutions Expanding our leadership in laser technology in Advanced Solutions

Accelerates IPG's Strategic Expansion in Advanced Solutions

Expanding our leadership in Advanced Solutions

- Creates broader medical laser portfolio, spanning the three leading medical laser specialties: Ophthalmology, Urology, and Dermatology
- Leverages IPG's laser and photonics expertise across complementary customer base
- Adds differentiated technologies, regulatory experience, and clinical capabilities

Attractive Medical Opportunity in Ophthalmology

- Favorable long-term demand supported by demographic trends:
  - Aging population
  - Growing demand for vision care
  - Rising healthcare expenditures and access to advanced care
- Premium margins driven by differentiated technology and clinical performance
- Brand trust, clinical validation, and regulatory requirements reinforce durable market positions

The New IPG Photonics



Includes ~$204M[1] in Medical sales
16%
84%
26%
74%
Advanced Solutions
Industrial Solutions
2025 IPG
2025 Pro Forma

Acquisition strengthens IPG's position in attractive medical laser markets

[1]For fiscal year 2025 ended 12/31/2025. Includes $74M from IPG Medical and €112.2M from Lumibird Medical at US$1=euro 0.86.

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© 2026 IPG Photonics1) Adjusted EBITDA has been reconciled to U.S.GAAP. See appendix. 6 Transaction Overview Accretive to gross margin, EBITDA, and adjusted EPS • Acquisition of high-margin business that will be accretive to gross margin, EBITDA, and adjusted EPS • Longer-term opportunity to accelerate profitable growth through co-development of new products and integration of IPG-sourced lasers, optics, and components Expected Financial Benefits • Funded through cash on hand • Maintains strong balance sheet and go-forward financial flexibility Funding • Consultation process with Lumibird Medical’s works council • Subject to regulatory approvals and customary closing conditions • Expected to close in Q4 2026 Timing and Approvals Consideration and Valuation • Purchase price of €300 million represents 15.9x adjusted EBITDA for FY20251 • Contingent earnout up to €50 million based on financial performance in FY2026 and 2027

Lumibird Medical At-a-Glance

Acquiring a global leader in medical lasers for ophthalmology applications

Highlights:

- Designs and produces medical diagnostic and treatment solutions for ophthalmology
- Established leader with strong brand recognition, broad product portfolio, and >80,000 global installed systems
- Robust R&D organization and capabilities with >50 employees
- Significant IP portfolio with patents and proprietary technology
- Highly experienced management team with technical and operational expertise

Net Sales Mix[1]



13%
RoW
27%
North America
32%
Europe
28%
Asia
GEOGRAPHY

€112.2M	16.8%	3	450+
Net Sales[2]	Adj. EBITDA Margin[2, 3]	Facilities	Employees

1) China sales accounted for ~5%.
2) Financial information for Lumibird Medical is derived from Lumibird Medical's historical financial statements prepared in accordance with IFRS for the fiscal year ended December 31, 2025.
3) Adjusted EBITDA margin represents adjusted EBITDA divided by net sales. See appendix for reconciliation of Lumibird Medical's historical IFRS financial information to the adjusted EBITDA measure presented herein.

© 2026 IPG Photonics
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Creates a Scaled Medical Laser Platform

Adds ~$1B in addressable market opportunity with leadership in specialized Ophthalmology market[1]

	DIAGNOSIS	LASER TREATMENTS	LASER TREATMENTS – ANTERIOR CHAMBER LASERS	LASER TREATMENTS – ANTERIOR CHAMBER LASERS	
	ULTRASOUND	RETINA LASERS	CATARACT	GLAUCOMA	DRY EYE
Description	Visualization of ocular anatomy and pathology	Treat exudative conditions and retinal detachments, tears, and holes	Clear opacification of intraocular lens	Decrease intraocular pressure	Diagnose and treat dry eyes, often caused by meibomian gland issues
Global Market Position	#1	#1	#1		Developing Market
Competitive Advantages	✓ Superior image quality ✓ Intuitive, user-friendly software	✓ Wide wavelengths range ✓ Tailored for diverse treatment needs	✓ Only technology on market to prevent intraocular lens pitting	✓ Leading SLT laser ✓ Broadest range of treatment options	✓ Qualify and quantify through imaging and AI ✓ Holistic long-term treatment
Key Customers	Public & Private Hospitals	Ambulatory Surgery Centers	Ophthalmologists	Foundations; Optometrists	Opticians
Brands	Quantel medical BY LUMIBIRD MEDICAL	Quantel medical BY LUMIBIRD MEDICAL; ellex BY LUMIBIRD MEDICAL	Quantel medical BY LUMIBIRD MEDICAL; ellex BY LUMIBIRD MEDICAL; OPTOTEK MEDICAL BY LUMIBIRD MEDICAL		Quantel medical BY LUMIBIRD MEDICAL

Lumibird Medical is a global partner of choice for ophthalmology

1) Does not include lasers for LASIK

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© 2026 IPG Photonics Product Portfolio Leader in thulium laser systems for urology and OEM lasers for dermatology Leader in ophthalmology diagnostics and treatment C O R E ST R EN G TH IPG LUMIBIRD MEDICAL Builds long growth runway with greater commercial reach, clinical credibility and product management depth, and cross-specialty innovation opportunities 9 Enables Long-term Value Creation Acquisition creates strong platform for durable, profitable growth Global Reach Global manufacturing footprint with US regulatory, clinical, and compliance experience Global distribution with European regulatory, clinical, and compliance experience Innovative Technology Lasers, photonics and medical applications expertise to deliver clinically meaningful patient outcomes Comprehensive solutions to enhance diagnosis and treatment Combines complementary strengths to enhance growth profile COMBINED STRENGTH

© 2026 IPG Photonics Summary 10 Accelerates IPG’s strategic evolution Expands the Advanced Solutions portfolio into higher-growth and higher-margin, medical markets with durable demand Delivers financial benefits Adds a high-margin business that is expected to be accretive to margins, EBITDA, and adjusted EPS Creates a scaled medical laser platform Establishes leadership in Ophthalmology laser treatment and diagnostic systems, complementing IPG’s growth in Urology and increasing addressable market by approximately $1 billion Expands long-term value creation opportunities Leverages IPG's laser, photonics and applications expertise to drive innovation and broaden commercial reach Acquiring Lumibird Medical to Expand Medical Laser Growth Platform

© 2026 IPG PhotonicsUS$1=euro 0.86 11 Appendix Illustrative reconciliation of IFRS EBITDA to adjusted EBITDA reflecting estimated IFRS/U.S. GAAP accounting differences Financial information for Lumibird Medical is derived from Lumibird Medical's historical financial statements prepared in accordance with IFRS for the fiscal year ended December 31, 2025. The adjustments reflected in this reconciliation represent management's unaudited estimates of the primary identified differences between IFRS and U.S. GAAP based on information currently available to the Company. Lumibird Medical does not prepare financial statements in accordance with U.S. GAAP, and this reconciliation is not intended to represent a complete U.S. GAAP presentation or reconciliation. Use of Non-GAAP Adjusted Financial Information We refer to certain financial measures that are not recognized under United States generally accepted accounting principles (“GAAP”) and are provided as supplemental information to enhance understanding of the Company’s financial performance. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measure presented by the Company. FY 2025 in millions Euro USD Revenue 112.2 $130.5 Reported "IFRS" EBITDA 24.1 $28.0 IFRS 16 Lease charges (0.6) $(0.7) Capitalization of R&D (4.2) $(4.9) Other, net (0.4) $(0.5) Adjusted EBITDA 18.9 $22.0 Adj. EBITDA Margin 16.8% 16.8% Purchase Price 300.0 $348.8 EV/EBITDA Multiple 15.9x 15.9x

Contact Eugene Fedotoff Senior Director, Investor Relations IPG Photonics Corporation 508-597-4713 efedotoff@ipgphotonics.com